SUNAMERICA STYLE SELECT SERIES, INC.(R)

      Supplement to the Prospectus and Statement of Additional Information
                             dated January 28, 2003


     On February 27, 2003, the Board of Directors of SunAmerica Style Select Series, Inc., approved certain changes to the Focused Multi-Cap Value Portfolio. Effective March 27, 2003, Thornburg Investment Management, Inc. ("Thornburg") will no longer serve as an adviser for a portion of the assets of the Focused Multi-Cap Value Portfolio. J.P. Morgan Investment Management Inc. ("J.P.
Morgan"), pursuant to its Subadvisory Agreement with SunAmerica, will assume subadvisory responsibilities for the component. All references to Thornburg with respect to the Focused Multi-Cap Value in the Prospectus and Statement of Additional Information are no longer applicable.

     Under the heading "DESCRIPTION OF THE ADVISERS" on page 41 of the Prospectus the following paragraph should be added:

     J.P. MORGAN INVESTMENT MANAGEMENT INC. J.P. MORGAN is a Delaware corporation and a wholly owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2002, J.P. Morgan, together with its affiliated companies, had approximately $515 billion in assets under management.

     References to Thornburg under the heading "INFORMATION ABOUT ADVISERS" on page 44 of the Prospectus are replaced with the following:

                      NAME, TITLE AND AFFILIATION
PORTFOLIO             OF PORTFOLIO MANAGER            EXPERIENCE
---------             ---------------------------     ----------
Focused Multi-Cap     Jonathan K. L. Simon            Mr.  Simon is a  portfolio
Value Portfolio       Managing Director/Portfolio     manager  in  the   Fleming
                      Manager (J.P. Morgan)           U.S.   Equity  Group.   An
                                                      employee  since 1980,  Mr.
                                                      Simon   manages  the  J.P.
                                                      Morgan  Mid Cap Value Fund
                                                      and  J.P.  Morgan  Fleming
                                                      Strategic  Value Fund. Mr.
                                                      Simon is also co-portfolio
                                                      manager of the J.P. Morgan
                                                      Fleming   America   Equity
                                                      Fund   and   J.P.   Morgan
                                                      Growth  &   Income   Fund.


     All references to Thornburg with respect to the Focused Multi-Cap Value Portfolio on page B-46 of the Statement of Additional Information are no longer applicable.

Dated: April 1, 2003